OREXIGEN®

2012 JPMorgan Annual Healthcare Conference

January 12, 2012

1

Exhibit 99.1

Forward-Looking Statements
Forward-Looking Statements
This presentation contains forward-looking statements about Orexigen Therapeutics, Inc. Words such as "believes," "anticipates,"
"plans," "expects," "indicates," "will," "intends," "potential," "suggests," "assuming," "designed,“ “probability” and similar expressions are intended to identify forward-looking statements. These statements are based on the Company's current beliefs and expectations.
These forward-looking statements include statements regarding: a clear and feasible path forward for Contrave ®; the protocol for, and the timing and feasibility of, the Contrave cardiovascular outcomes trial (CVOT); the initiation of enrollment for the CVOT in second quarter of 2012; the expected rate of enrollment of the CVOT; the probability of success of the CVOT; the potential for, and timing of, resubmission and approval of an NDA based on interim results of the CVOT; the prospects for ultimate approval of an NDA for Contrave; the potential to maintain the Company’s existing North American collaboration with Takeda Pharmaceuticals; estimates of the potential market for Contrave; and the sufficiency of the Company’s existing cash to fund the Company’s operations through potential approval of Contrave in 2014. The inclusion of forward-looking statements should not be regarded as a representation by
Orexigen that any of its plans will be achieved. Actual results may differ from those set forth in this presentation due to the risk and uncertainties inherent in Orexigen’s business, including, without limitation: the uncertainty of the FDA approval process, including requirements for additional clinical and non-clinical studies or other commitments prior to the submission and approval of an NDA for
Contrave; Orexigen's ability to demonstrate that the risk of major adverse cardiovascular events in overweight and obese subjects treated with Contrave does not adversely affect the product candidate’s benefit-risk profile; the potential for FDA’s planned 2012 public advisory committee meeting on obesity drug development to result in additional NDA approval requirements for Contrave as well as post-approval commitments; Orexigen’s dependence on Takeda Pharmaceuticals for aspects of the development and commercialization of Contrave; reliance on third parties to manufacture and supply Contrave and assist with the conduct of the
CVOT; the potential for adverse safety findings relating to Contrave; intense competition in the obesity marketplace and the potential for new products to emerge that provide different or better therapeutic alternatives for obesity and weight loss compared to
Contrave; and other risks described in the Company's filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Orexigen undertakes no obligation to revise or update this presentation to reflect events or circumstances after the date hereof. Further information regarding these and other risks is included under the heading "Risk Factors" in Orexigen’s Quarterly Report on Form 10-Q, which was filed with the SEC on November 10, 2011 and is available from the SEC's website (www.sec.gov) and on the Company’s website (www.orexigen.com) under the heading
"Investor Relations”. All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

Large, growing market
Unmet need, limited
competition
Differentiated product
profile
Skilled partner with heavy
resourcing
Keys to Commercial Success
Keys to Commercial Success
Orexigen: Poised to Deliver
Orexigen: Poised to Deliver
Clear path to approval
High probability of
technical success
Keys to Regulatory Success
Keys to Regulatory Success

Regulatory Direction is Clear
Regulatory Direction is Clear
Complete NDA already reviewed by FDA
– Efficacy threshold has been met
– General safety & tolerability profile established
– Positive Ad-Com
A single approval deficiency of theoretical CV risk was identified in CRL
Clarity on the requirement to satisfactorily address the CRL was obtained through a formal dispute resolution process
– Approval obtainable based on acceptable interim analysis
– Key trial elements and risk exclusion criteria were defined and not subject to change based on upcoming obesity Advisory Committee
Subsequent protocol discussions with FDA maintained alignment and clarity on path to approval

Key Elements for CVOT Trial
Key Elements for CVOT Trial
Primary endpoint ITT analysis of MACE (CV death, MI, stroke)
Exclude a doubling of MACE at interim to obtain approval
Exclude a 40% increase in MACE at final to remain on market
Real-world test of Contrave- long term exposure to study drug is only in those experiencing benefit from therapy
–
Patients with limited weight loss or increased blood pressure discontinue study drug at Week 16, but remain in ITT analysis
Enroll patient population targeting a background MACE rate of 1.5%
per year

Large But Streamlined Trial
Large But Streamlined Trial
Sole focus to address the single approval
deficiency in CRL
Excluding low CV risk requires large
sample size, but limited information per
subject
– No ongoing labs
– Infrequent visits
– Minimal data collection
Cost per patient lower than traditional
clinical development programs
World-class advisors assembled to steer
the study
Total cost of
Contrave CVOT to
interim analysis
and approval is
estimated at
~$100M
*
*based on Orexigen current estimates (01/09/12)

CV Outcomes Study Design
CV Outcomes Study Design
Contrave32 + Weight Management Program
Placebo + Weight Management Program
Wk
208
Wk
182
Wk
130
Wk
104
Wk
78
Wk
52
Wk
26
Wk
16
Wk
156
Wk
8
Wk
2
Day
1
Wk
-2
Evaluation of appropriateness of treatment
Lead-in Treatment Period

Timeline Assumptions that Lead to a Potential
2014 Approval
Timeline Assumptions that Lead to a Potential
2014 Approval
Development Milestone Estimated Time
First Patient Visit Late Q2 2012
Enroll Trial and Accrue 87 CV Events for Interim
Analysis
18-20 months
Time to Prepare Resubmission 3-4 months
Regulatory Review (Type II) 6 months
Potential Approval H2 2014

Probability of Success of CVOT is High
Probability of Success of CVOT is High
Hurdle for approval is not based on demonstrating CV benefit, but instead requires excluding a doubling of CV risk in non-inferiority design
Bupropion well characterized in >50M patients over >25 years
– Large patient registries and AERS have not identified evidence of increased CV events
Risk Engine modeling of 1-year Contrave Phase 3 data predicts reduced 10-year CV risk compared to placebo
Trial focus on responders to drug therapy allows real-world test
– Long term exposure to study drug is only in those experiencing benefit from therapy

% weight loss distribution
Our Focus: Responders
Non-responders discontinue drug therapy

- 40
- 30
- 20
- 10
0
10
20
30
Our Focus is on Responders to Contrave Therapy
Our Focus is on Responders to Contrave Therapy
Illustrative : Typical distribution of weight loss response to obesity therapy

Proposed Treatment Algorithm Identifies Early
Responders for Continued Long-term Therapy
Proposed Treatment Algorithm Identifies Early
Responders for Continued Long-term Therapy
Appropriate BMI
Motivated to Adhere
to Lifestyle Change
Inadequate
Response to Diet &
Exercise
Select Responders
for Continued
Treatment
Reinforce Adherence
to Appropriate Use
Evaluate Adherence
to Appropriate Use
Assess Weight & BP
Response to
Therapy
Screening
16-Week
Therapeutic Trial
Long-Term
Therapy

OREXIGEN

Body Weight
Waist Circ.
HDL
LDL
Triglycerides
hsCRP
IWQOL
HbA1c
SBP
DBP
Heart Rate
-0.4
0
0.4
0.8
1.2
1.6
2
2.4

Proportion w/≥5% Wt Loss Wk 16	
51%	19%

Contrave Responders Achieve Improvements Across
Multiple Cardiometabolic Parameters
Contrave Responders Achieve Improvements Across
Multiple Cardiometabolic Parameters
Improvement
(Standardized Mean Change from Baseline)
Contrave32 Standardized Mean
Change from Baseline at 1 Year
Change from Baseline at 1 Year
Contrave Contrave
Responder Responder
N=1038 N=1038
Placebo
Responder
N=254
All Placebo
N=1319
-11.3% -8.6% -2.4%
-9.5 cm -7.2 cm -3.5 cm
5.2 mg/dL 2.9 mg/dL 0.0 mg/dL
-2.5 mg/dL 1.7 mg/dL 0.0 mg/dL
-16.0% -9.2% -2.8%
-38.9% -36.2% -14.5%
14.7 12.3 8.3
-1.0% -0.6% -0.1%
-0.9 mm Hg -2.8 mm Hg -1.6 mm Hg
-1.6 mm Hg -2.6 mm Hg -1.3 mm Hg
0.2 bpm -2.3 bpm -0.2 bpm

Placebo
Contrave
Contrave Responders
Absolute 10 Year Risk Reduction
0.00%
-0.10%
-0.20%
-0.30%
-0.40%
-0.50%
-0.60%
-0.70%
-0.10%
-0.20%
-0.11%
-0.14%
-0.23%
-0.32%
-0.23%
-0.26%
-0.45%
-0.64%
-0.41%
-0.50%
ASSIGN
Framingham
QRisk2
Average

14 Risk Engine Modeling Suggests Long-term CVD Risk Reduction on Contrave Risk Engine Modeling Suggests Long-term CVD Risk Reduction on Contrave

Contrave Poised for Commercial Success
Contrave Poised for Commercial Success
Market Size / Market Growth
Market Size / Market Growth
Unmet Need / Limited Competition
Unmet Need / Limited Competition
Differentiated Product Profile
Differentiated Product Profile
Blockbuster Building Blocks
Blockbuster Building Blocks
Heavy Resourcing
Heavy Resourcing

Obesity Rate
50%
40%
30%
20%
10%
0%
1970s
2008
2018

T2DM
61%
Gallbladder Disease
30%
Osteoarthritis
24%
CV Disease/ Hypertension
17%
Breast Cancer
11%

103M
US Obesity Rate Growth
Blockbuster Market Growth
Blockbuster Market Growth
Serious Disease Attributable to Obesity
Serious Disease Attributable to Obesity
Obesity: A Large Untapped Market in Need of
Solutions
Obesity: A Large Untapped Market in Need of
Solutions
Source: Wolf, AM, et al. Obes. Res. 1998; 6(2) 97-106
Source: CDC (2010)
Blockbuster Market Size
Blockbuster Market Size
Source: CDC (2009)
US Population
~ 1 in 3 People
in the US
are Obese

41.5% Growth
66
121
96
84
115
93
202
131
125
135
% Growth
Asia Pacific 67%
Europe 17%
Latin America 49%
North America 36%
ROW 41%

Obesity Epidemic is Projected to Grow Globally
Obesity Epidemic is Projected to Grow Globally
n= ~484M people
n= ~484M people
n= ~685M people
n= ~685M people
2010
2010
Source: EuroMonitor, 2010; Timely Data Resources 2010 Source: EuroMonitor, 2010; Timely Data Resources 2010
2020
2020

Significant Unmet Need in the Market
Significant Unmet Need in the Market
Treatment Options Needed
Treatment Options Needed
T2DM, driven by obesity, is an epidemic
–
1 in 3 adults in the U.S. May have diabetes by 2050 (CDC)
–
Associated with premature death & physical/psychosocial consequences
Weight loss of 5-10% confers significant benefits
Lifestyle change is critical, but weight loss difficult to
achieve/maintain
Large gaps in current treatment paradigm
Majority of Obese are Untreated in an Environment of Limited Treatment Options
BMI
Distribution
of US Pop:
Morbidly Obese Obese Overweight
~ 113K People
Treated w/ Surgery
~ 2 Million People
Treated w/ Rxs
Source: Walters Kluwer 2009; Am. J. Surg. 2010
Significant Unmet Need – Limited Competition

0% - 5% Weight Loss
5% - 10% Weight Loss Avg. Wt. Loss = 17.0 lbs
Weight Gain
>15% Weight Loss Avg. Wt. Loss = 43.9 lbs
10% - 15% Weight Loss Avg. Wt. Loss = 26.7 lbs

Contrave Responders Achieved Significant Weight
Loss
Contrave Responders Achieved Significant Weight
Loss
Responders Maintained Meaningful Weight Loss
Responders Maintained Meaningful Weight Loss
Represents one year data for responders (patients with >5% weight loss at week 16 per recommended treatment protocol)

Contrave is Uniquely Positioned for Significant
Segments of the Obese Population
Contrave is Uniquely Positioned for Significant
Segments of the Obese Population
Has diabetes and/or
dyslipidemia
Reports having
uncontrollable food
cravings
Is depressed or has
depressive symptoms
Is female, many of
child bearing age
A Typical
Obese Patient:
Sources: Orexigen quantitative market research 2009;  IMS NDTI audit data, 6 months ending 3/09
63%
50%
72%
62%

Change from baseline (%)
Placebo-subtracted
-0.0
-0.2
-0.4
-0.6
-0.8
0
8
16
24
32
40
48
56
Week
-0.5%
*
*
*
*

Patients With Diabetes On Contrave Achieve
Improvements In Glycemic Control with Weight Loss
Patients With Diabetes On Contrave Achieve
Improvements In Glycemic Control with Weight Loss
HbA1c, change from baseline
ITT-LOCF (Mean baseline A1C = 8.0%)
Half the Contrave patients who
completed therapy lost >5% body
weight
Half the Contrave patients who
completed therapy achieved ADA
HbA1c guideline of <7%
As little as 5% weight loss has been
shown to reduce mortality risk by 25%
1
Patients on Contrave experienced a
reduction in rescue medications
1
Source: Diabetes Care, Vol 23, No.10 Oct (2000)

COR-I
COR-II
0
-20
-40
-60
-80
Fasting Triglycerides (mg/dL)

7
6
5
4
3
2
1
0
Fasting HDL (mg/dL)
COR-I
COR-II

Patients with Dyslipidemia Experienced Clinically
Significant Improvement in Lipid Profiles
Patients with Dyslipidemia Experienced Clinically
Significant Improvement in Lipid Profiles
Triglycerides
HDL Cholesterol
Placebo
Contrave32
P < 0.05
P < 0.05
P < 0.05
P < 0.05
Data is for completers in high-risk subgroups. High risk is defined by ATPIII Guidelines;
Baseline 200-222mg/dl for TGs, 40-41 mg/dl for HDL
N=82 N=87
N=69 N=135
N=122 N=121
N=117 N=184

Contrave Patients Experienced Statistically Significant
Improvements in Eating Control
Contrave Patients Experienced Statistically Significant
Improvements in Eating Control
-20 -15 -10 -5 0 5
*
*
*
Change from baseline (mm)
-20 -15 -10 -5 0 5
*
*
*
Change from baseline (mm)
Less More
Placebo (N=511)
Contrave32 (N=471)
How difficult has it been to control your eating?
How often have you eaten in response to food cravings?
How difficult has it been to resist any food cravings?
COR-I
Placebo (N=456)
Contrave32 (N=702)
COR-II
How difficult has it been to control your eating?
How often have you had food cravings?
How difficult has it been to resist any food cravings?
*P<0.05 vs. Placebo;  ITT-LOCF;  results were measured  based on measurements using 100mm VAS scale
Less More

Montgomery Asberg Depression Rating Scale
(Observed Case)
Week 0 (N=23)
Week 12 (N=14)
Week 24 (N=13)
MADRS Score
30
25
20
15
10
5
0
Moderately depressed
Mildly depressed
Not depressed

Change in Body Weight
(Observed Case)
Week 0
Week 12
Week 24
Change in Body Weight
0%
-2%
-4%
-6%
-8%
-10%

Contrave Has Shown Significant Weight Loss And
Improvement In Depressive Symptoms Within 24 Weeks
Contrave Has Shown Significant Weight Loss And
Improvement In Depressive Symptoms Within 24 Weeks
In a 24-week Phase 2 open-label
trial of obese depressed patients,
Contrave significantly
improved measures of
depression
At the same time, patients who
completed the trial lost over
9% of their body weight
In addition, in a Control of Eating
Questionnaire, patients reported
decreases in hunger and cravings,
and less difficulty resisting cravings
Trial included 25 obese patients that met DSM-IV criteria for major depression.

Contrave May Be The Logical Treatment Choice for
Women
Contrave May Be The Logical Treatment Choice for
Women
Source:  Orexigen market research; IMS Health, National Disease and Therapeutic Index, Obesity (2010) 18: 347-353
Women seek obesity therapy more than
men
Research has indicated that women tend
to crave food more than men, and
younger women tend to crave more than
older women (Pelchat, 1997)
Female gender is one of the few factors
that has been consistently associated with
an increased risk of depression among
obese individuals (Ma, 2010)
Majority of obesity Rx today go to women
under 60 years of age
Majority of the obesity Rxs today go
to women of child-bearing age
0
500
1,000
1,500
2,000
2,500
3,000
0-19 20-39 40-59 60-64 65+
Female
Male
Age (years)

Contrave is Uniquely Positioned for Significant
Segments of the Obese Population
Contrave is Uniquely Positioned for Significant
Segments of the Obese Population
Has diabetes and/or
dyslipidemia
Reports having
uncontrollable food
cravings
Is depressed or has
depressive symptoms
Is female, many of
child bearing age
62%
63%
72%
50%
A Typical
Obese Patient:

SCALE
Top 15 Pharma
Significant U.S. Presence
Primary Care Focus
COMMITMENT
TO OBESITY
Partnership
with Amylin
Stated
Strategy
DOMAIN
EXPERIENCE
Leader in
Cardiometabolic
Care
Excellence in
Life Cycle
Management
SUCCESSFUL
BRAND BUILDER
Actos ~$3B in U.S.
Sales in 2009
Prevacid ~$3B in U.S.
Sales in 2009
Heavy Resourcing: Takeda is an Ideal Partner
Heavy Resourcing: Takeda is an Ideal Partner

Attractive Value Proposition
Attractive Value Proposition
Focused, experienced and capable team
World-class clinical advisory board to steer the study
Large capable partner in Takeda responsible for North American commercialization
Significant revenue potential projected from lead product, Contrave
Retained ROW rights for future catalysts and upside
Sufficient cash to fund operations (~$145m) through potential approval in 2014

30